Exhibit 10.16

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 -----------------------------------------------

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 14th day of September, 2001, by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4375 River Green Parkway, Duluth, Georgia 30096, and WACHOVIA BANK, N.A., a national banking association (hereinafter referred to together with its successors and assigns, as "Lender") with an office at 191 Peachtree Street, Atlanta, Georgia 30303.

                                    RECITALS:
                                    --------

     Lender and Borrower are parties to a certain Loan and Security Agreement dated November 3, 2000, as amended by that certain First Amendment to Loan and Security Agreement dated March 28, 2001 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made certain loans and other financial accommodations to Borrower.

     The  parties  desire  to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.     DEFINITIONS.  All  capitalized  terms used in this Amendment, unless
            -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2.     AMENDMENTS  TO LOAN AGREEMENT.  The Loan Agreement is hereby amended
            -----------------------------
as  follows:

          (a) By adding the following new definitions to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

               "Commitment  Suspension  Event"  shall  mean any of the events or
                -----------------------------
          conditions  described  in  Section  13.14  hereof.

               "Commitment  Suspension  Period" shall mean the period commencing
                ------------------------------
          upon the occurrence of a Commitment Suspension Event and continuing until: (i) Lender's receipt from Borrower of a statement executed by a duly authorized officer of Borrower in the form of Exhibit "C"
                                                                     -----------
          attached hereto, demonstrating to Lender's satisfaction Borrower's compliance with the previously breached covenant or covenants contained  in  Article  12 or Supplement A that created the Commitment
                                        ------------
          Suspension  Event  for  the  immediately  succeeding  relevant  fiscal period, and (ii) Borrower's receipt of Lender's written waiver of the relevant Commitment Suspension Event.

               "Current Assets" shall mean, at any date, the cash of Borrower on
                --------------
          such  date  plus  the amount of all accounts receivable of Borrower on
                      ----
          such  date.

               "Current  Liabilities"  shall  mean, at any date, the outstanding
                --------------------
          principal  balance  of the Line of Credit on such date plus the amount
                                                                 ----
          of  all accounts  payable  of  Borrower  on  such  date.

               "Current  Ratio" shall mean, for any given date, the ratio of (a)
                --------------
          Current  Assets  to  (b)  Current  Liabilities  for  such  period.

          (b) By deleting the definitions of "Line of Credit" and "Termination Date" that are contained in Section 1.1 of the Loan Agreement in their entirety and by substituting in lieu thereof the following:

               "Line  of  Credit"  shall  refer  to  the  line  of credit in the
                ----------------
          principal amount of up to $5,000,000 opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1.1.

               "Termination  Date"  shall  mean  the  earliest  to  occur of the
                -----------------
          following dates: (i) that date on which, pursuant to Section 14, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; (ii) the date during any Commitment Suspension Period on which the Line of Credit is terminated by either Borrower or Lender, or (iii) December 31, 2002, or such later date as to which Lender may agree in writing from time to time hereafter.

          (c) By deleting Section 2.1(a) of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               (a) On the Closing Date, subject to fulfillment of all conditions precedent set forth in Section 16, Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, so long as there is not in existence any Default Condition, Event of Default or Commitment Suspension Event and the borrowing will not cause a Default Condition or Event of Default to exist, Borrower may borrow and repay and reborrow Advances up to a maximum aggregate principal amount outstanding at any one time equal to the original principal  amount  of  the  Line  of  Credit; subject, however, to the
                                                        ----------------
          requirement  that  at  no time shall the aggregate principal amount of
          (i)  outstanding  Advances  plus  (ii) the  aggregate amount of Letter
                                      ----
          of Credit Obligations exceed the Margin (such requirement being referred to herein as the "Margin Requirement"); and subject,
                                          --------------------        --------
          further, to the requirement that if, at any time hereafter, the Margin
          -------
          Requirement is not satisfied, Borrower will immediately repay the then principal balance of the Master Note by that amount necessary to satisfy the Margin Requirement. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital, capital expenditures and other general corporate purposes in such manner as Borrower may elect in the ordinary course of its business operations. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and each Advance thereunder shall bear interest from the date of such Advance until paid in full at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1. Subject to any contrary provisions of Section 2.2.1 in respect of LIBOR Borrowings, Borrower shall have the option to request Advances under the Line of Credit by telephone or in a writing delivered to Lender not later than 11:00 a.m. (Atlanta, Georgia time) on the date of the requested Advance; provided, however, that any telephone requests shall be
                    -------------------
          confirmed in a writing not later than the Business Day following the disbursement of the requested Advance.

          (d) By adding the following new subsection (c) to Section 2.1.1 of the Loan Agreement immediately following Section 2.1.1(b):

               (c) Borrower shall, at the time of making of any request for an Advance under the Line of Credit, certify to Lender, in a statement executed by a duly authorized officer of Borrower in the form of Exhibit "C" attached hereto, that no Event of Default, Default
          -----------
          Condition or Commitment Suspension Event exists or has occurred, or, if an Event of Default, Default Condition or Commitment Suspension
          Event exists or has occurred, specifying the nature and period of existence thereof. Such certificate shall also set forth, in reasonable detail, compliance with all financial covenants set forth in Supplement A for the immediately preceding Fiscal Month or Fiscal
              -------------
          Quarter,  as  applicable.

          (e) By deleting Section 2.2.1(c) of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               (c)     CONDITIONS  AND  LIMITATIONS  ON  LIBOR  BORROWINGS.  All
                       ----------------------------------------------------
          Borrowings obtained on the Closing Date and for a period of two (2) Business Days thereafter shall be Prime Borrowings. Thereafter Borrower shall have the continuing right, provided that no Event of Default, Default Condition or Commitment Suspension Event exists, to obtain LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and
                       -----------------
          limitations: (i) the Interest Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (ii) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended; and (iii) if, at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such Borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding Borrowings to maturity and shall so specify in such notice, each Borrowing so affected shall be converted to a Prime Borrowing effective immediately.

          (f) By deleting Section 2.2.2(d) of the Loan Agreement in its entirety and by substituting a reference to "Reserved." in lieu thereof.
                                                    --------

          (g) By deleting Section 2.4 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               2.4.     TERMINATION  EVENT.  If  either  of the Principals shall
                        -------------------
          die, become incapacitated, cease to be the chief executive officer or chief financial officer of Borrower or otherwise cease to be actively involved in the day-to-day executive management of Borrower (a "Termination Event"), Lender may, at its election, terminate the Line of Credit and demand payment of all of the Obligations upon ninety
          (90) days prior written notice to Borrower, unless Borrower replaces such Principal with a person of similar experience, skill and expertise reasonably satisfactory to Lender (which consent of Lender shall not be unreasonably withheld) within such ninety (90) day period. Nothing contained herein shall prohibit Lender from exercising any of its rights and remedies under the Loan Documents or applicable law if an Event of Default or Commitment Suspension Event exists at such time.

          (h) By adding the following Section 2.5 to the Loan Agreement immediately following Section 2.4:

               2.5     TERMINATION  DURING COMMITMENT SUSPENSION PERIOD.  During
                       ------------------------------------------------
          any Commitment Suspension Period, either party may terminate the Line of Credit and this Agreement at its election, without penalty, whereupon all Obligations shall become immediately due and payable in full and Lender shall have no further obligation to make any loans or otherwise extend any financial accommodations to Borrower.

          (i) By deleting Section 10.11 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               10.11.     CERTIFICATE  OF  NO  DEFAULT.  Borrower  shall,  on  a
                          -----------------------------
          monthly basis not later than twenty-five (25) days after the close of each of its first eleven Fiscal Months and not later than ninety (90) days after the close of its Fiscal Year, certify to Lender, in a statement executed by a duly authorized officer of Borrower in the form of Exhibit "C" attached hereto, that no Event of Default, Default
                  -----------
          Condition or Commitment Suspension Event exists or has occurred, or, if an Event of Default, Default Condition or Commitment Suspension

          Event exists or has occurred, specifying the nature and period of existence thereof. Such certificate shall also set forth, in reasonable detail, compliance with all financial covenants set forth in Supplement A for the immediately preceding Fiscal Month or Fiscal
              ------------
          Quarter,  as  applicable.

          (j) By deleting Section 10.17 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:


               10.17.     CERTAIN  REQUIRED NOTICES.  Promptly, upon its receipt
                          --------------------------
          of notice or knowledge thereof, Borrower will report to Lender: (i) any lawsuit or administrative proceeding in which Borrower is a defendant in which the amount or amounts in controversy exceed
          $100,000; or (ii) the existence and nature of any Default Condition, Event of Default or Commitment Suspension Event.

          (k) By deleting Section 11.15 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               11.15.     CAPITAL  EXPENDITURES  AND  LEASES.  Expend during any
                          ----------------------------------
          Fiscal Year of Borrower, in Capital Expenditures, for itself and its Consolidated Subsidiaries, other than as contracted for as of the date hereof, or contract for any future Capital Expenditures, which in aggregate represent an amount exceeding (i) $6,500,000 in Fiscal Year 2001, and (ii) $5,000,000 in Fiscal Year 2002 without the Lender's prior written consent thereto, all as determined on a Consolidated basis for Borrower and its Consolidated Subsidiaries in accordance with GAAP.

          (l) By deleting Section 13.3 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               13.3.     CERTAIN  COVENANTS.  Borrower  shall  default  in  the
                         -------------------
          observance or performance of any covenant or agreement contained in Sections 10.3, 10.4, 10.5, 10.6, 10.7, 10.11, 10.14, or in Article 11.

          (m) By adding the following new Section 13.14 to the Loan Agreement immediately following Section 13.13:

          13.14.     FINANCIAL  COVENANTS.  Borrower  shall  default  in  the
                     ---------------------
          observance  or  performance  of any covenant or agreement contained in
          Article  12  or  Supplement  A  hereof and at such time the sum of the
                           -------------
          principal amount of Advances then outstanding (including any amounts that Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower when due) exceeds $0; provided, that, if at such time the principal
                                   --------  ----
          amount of Advances then outstanding is equal to $0, then such event shall not constitute an Event of Default but rather shall constitute a Commitment Suspension Event.

          (n) By deleting the initial paragraph of Article 14 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          14.     REMEDIES.  Upon  the  occurrence  of  any  Default  Condition,
                  ---------
          Event of Default or Commitment Suspension Event, Lender's obligation to extend financing under the Line of Credit shall immediately cease; provided, however, that if such obligation has ceased due to the
          ---------  -------
          occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is cured or waived, and provided, further, that if such obligation has ceased due
                       --------  -------
          to the occurrence of a Commitment Suspension Event, then such obligation shall be reinstated upon the termination of the Commitment Suspension Period. Upon the occurrence or existence of any Event of Default, or any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

          (o) By deleting Section 15.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          15.1.     WAIVER.  Each  and  every right granted to Lender under this
                    -------
          Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition Event of Default or Commitment Suspension Event shall constitute a waiver of any subsequent Default Condition, Event of Default or Commitment Suspension Event.

          (p) By deleting Section 16.9 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

               16.9.     NO  DEFAULT.  No Default Condition, Event of Default or
                         ------------
          Commitment Suspension Event shall exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a certificate of no default to such effect, to be substantially in the form of Exhibit "C" attached
                                                            ------------
          hereto.

          (q) By deleting Supplement A to the Loan Agreement in its entirety and by substituting the new Supplement A attached to this Amendment in lieu thereof.

          (r)     By  deleting Exhibit "C" to the Loan Agreement in its entirety
                               -----------
     and  by substituting the new Exhibit "C" attached to this Amendment in lieu
                                  -----------
     thereof.

     3.     AMENDMENT  FEE.  To  induce  Lender  to  enter  into this Amendment,
            --------------
Borrower covenants and agrees that, simultaneously with the execution and delivery of this Amendment, Borrower shall pay to Lender an amendment fee in the amount of $40,000, in immediately available funds.

     4.     LIMITED  WAIVER  OF  DEFAULT.  An  Event of Default has occurred and
            ----------------------------
currently  exists  under  the Loan Agreement as a result of Borrower's breach of
Section 12 of the Loan Agreement and Covenant (E) of Supplement A attached thereto (the "Designated Default"). The Designated Default exists because of Borrower's failure to maintain a Consolidated EBITDA of the Xstreme Division of at least ($8,500,000) for the four quarters ended June 30, 2001. Borrower represents and warrants that the Designated Default is the only Default Condition or Event of Default that exists under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives the Designated Default in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default Condition or Event of Default other than the Designated Defaults in existence on the date of this Amendment or
(b) Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof.
Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

     5.     RATIFICATION  AND  REAFFIRMATION.  Borrower  hereby  ratifies  and
            --------------------------------
reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     6.     ACKNOWLEDGMENTS  AND  STIPULATIONS.  Borrower  acknowledges  and
            -----------------------------------
stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Advances on and as of September 14, 2001, totaled $0.

     7.     REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
            ------------------------------
Lender, to induce Lender to enter into this Amendment, that no Default Condition or Event of Default exists on the date hereof other than the Designated Default; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as disclosed to Lender in writing, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     8.     REFERENCE  TO  LOAN  AGREEMENT.  Upon  the  effectiveness  of  this
            ------------------------------
Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     9.     BREACH  OF  AMENDMENT.  This  Amendment  shall  be  part of the Loan
            ---------------------
Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     10.     EXPENSES  OF  LENDER.  Borrower  agrees  to  pay,  ON  DEMAND,  all
             --------------------
out-of-pocket costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan

Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11.     EFFECTIVENESS; GOVERNING LAW.  This  Amendment  shall  be effective
             ----------------------------
upon acceptance by Lender in Atlanta, Georgia, notice of which acceptance is hereby waived, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     12.     SUCCESSORS  AND  ASSIGNS.  This Amendment shall be binding upon and
             ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     13.     NO  NOVATION,  ETC.  Except as otherwise expressly provided in this
             -------------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     14.     COUNTERPARTS;  TELECOPIED  SIGNATURES.  This  Amendment  may  be
             -------------------------------------
executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.     FURTHER  ASSURANCES.  Borrower  agrees to take such further actions
             -------------------
as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     16.     SECTION  TITLES.  Section  titles  and  references  used  in  this
             ---------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     17.     RELEASE  OF CLAIMS.  TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT,
             ------------------
BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN
DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

     18.     WAIVER  OF  JURY  TRIAL.  TO  THE  FULLEST  EXTENT  PERMITTED  BY
             -----------------------
APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                             CONCURRENT COMPUTER CORPORATION
                             ("Borrower")

                             By:     /s/  Steven R. Norton
                                ------------------------------------------------
                                STEVEN R. NORTON, Executive Vice President,
                                Chief Financial Officer, Secretary and Treasurer

                                               [CORPORATE  SEAL]


                             Accepted  in  Atlanta,  Georgia:
                             -------------------------------

                             WACHOVIA  BANK,  N.A.
                             ("Lender")

                             By:  /s/ James  T.  Coleman
                                ------------------------------------------------
                                Title:  Vice  President

                                  SUPPLEMENT A
                                  ------------

                              Financial Covenants

     (A)     CONSOLIDATED  EBITDA.  Maintain  Consolidated EBITDA as of the last
             --------------------
day of each period set forth below of at least the amounts set forth below for the periods applicable thereto:

                Period                                  Amount
                ------                                  ------

             July  1,  2001  through                   ($  2,100,000)
               September  30,  2001

             July  1,  2001  through                   ($  2,000,000)
               December  31,  2001

             July  1,  2001  through                    $          0
               March  31,  2002

             For the Four Fiscal Quarters               $  3,000,000
               ending June 30, 2002

             For the Four Fiscal Quarters               $  5,000,000
               ending September 30, 2002

             For the Four Fiscal Quarters               $  6,000,000
               ending December 31, 2002
                and at all times thereafter


      (B)     LEVERAGE  RATIO.  Maintain  a  ratio  of  Consolidated  Total
              ---------------
Liabilities to Consolidated Tangible Net Worth of not more than 2.0 to 1.0 at all times.


      (C)     CONSOLIDATED  FIXED  CHARGE  COVERAGE  RATIO.  Maintain  a
             --------------------------------------------
Consolidated Fixed Charge Coverage Ratio greater than or equal to the ratio set forth below for the period applicable thereto, as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending:

               Date                         Ratio
               ----                         -----

          September  30,  2001              N/A
          December  31,  2001               N/A
          March  31,  2002                  N/A
          June  30,  2002                   N/A
          September  30,  2002              1.0 to 1.0
          December  31,  2002               1.25 to 1.0
            and at all times thereafter

            (D)     DEBT  COVERAGE  RATIO.  Maintain  a  Consolidated  Funded
                    ---------------------
Debt/EBITDA Ratio as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending of not more than the ratio set forth below for the period corresponding thereto:

                Period                       Ratio
                ------                       -----

          September  30,  2001               N/A
          December  31,  2001                N/A
          March  31,  2002                   N/A
          June  30,  2002                    2.5 to 1.0
          September  30,  2002               2.5 to 1.0
          December  31,  2002                2.5 to 1.0
            and at all times thereafter


       (E)     CONSOLIDATED  EBITDA  (XSTREME  DIVISION).  Maintain Consolidated
               -----------------------------------------
EBITDA of the Xstreme Division as of the last day of each period set forth below of at least the amounts set forth below for the periods applicable thereto:

                Period                                  Amount
                ------                                  ------

             July  1,  2001  through                    ($3,000,000)
               September  30,  2001

             July  1,  2001  through                    ($4,000,000)
               December  31,  2001

             July  1,  2001  through                    ($3,000,000)
               March  31,  2002

             For  the  Four  Fiscal  Quarters           ($1,500,000)
               ending  June  30,  2002

             For  the  Four  Fiscal  Quarters            $ 1,000,000
               ending  September  30,  2002

             For  the  Four  Fiscal  Quarters            $ 2,000,000
               ending  December  31,  2002
                 and at all times thereafter


            (F)     CONSOLIDATED  EBITDA  (REAL-TIME  DIVISION).  Maintain
                    -------------------------------------------
Consolidated EBITDA of Real-Time Division as of the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ending of at least the amounts set forth below for the periods applicable thereto:

                Period                                  Amount
                ------                                  ------

             July  1,  2001  through                    $700,000
               September  30,  2001

             July  1,  2001  through                    $1,750,000
               December  31,  2001

             July  1,  2001  through                    $3,000,000
               March  31,  2002

             For  the  Four  Fiscal  Quarters           $4,000,000
               ending  June  30,  2002

             For  the  Four  Fiscal  Quarters           N/A
               ending  September  30,  2002

             For  the  Four  Fiscal  Quarters           N/A
               ending  December  31, 2002
               and at all times thereafter


          (G)     CURRENT  RATIO.   Maintain a Current Ratio as of  the last day
                  --------------
of each Fiscal Month during the period specified below of not less than the ratio set forth below for the period corresponding thereto:

                    Period                     Ratio
                    ------                     -----

          September  14,  2001  through        3.50 to 1.0
             December  30,  2001
          December  31,  2001  through         3.00 to 1.0
             March  29,  2002
          March  31,  2002  through            2.25 to 1.0
             June  29,  2002
          June  30,  2002  through             2.25 to 1.0
             September  29,  2002
          September  30,  2002                 2.00 to 1.0
            and at all times thereafter

                                    EXHIBIT C
                                    ---------

                 Certificate of No Default[/Request for Advance]


          The undersigned, being the __________________ of CONCURRENT COMPUTER CORPORATION ("Borrower"), and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to WACHOVIA BANK, N.A. ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated November 3, 2000, between Borrower and Lender (herein, as it may be amended to date, called the "Loan Agreement"; capitalized terms used herein, without definition, having the meaning given to such terms in the Loan Agreement) that, as of the date of this Certificate, there exists no Event of Default or Default Condition.

          Without limiting the generality of the foregoing, Borrower is in compliance with all financial covenants referenced in Section 12 of the Loan Agreement and specified in Supplement A thereto, as demonstrated by the
                               -------------
computations  attached  hereto.

          The undersigned requests an Advance on this date in the amount of $_____________, which Advance shall constitute a [Prime Borrowing][LIBOR Borrowing].


          WITNESS  my  hand  as  of  ____________,  20__.



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________